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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                   May 7, 1997


                           NOBLE DRILLING CORPORATION
             (Exact name of registrant as specified in its charter)



   Delaware                        0-13857                     73-0374541
 (State or other                  (Commission                  (IRS Employer
 jurisdiction of                 File Number)               Identification No.)
 incorporation)



             10370 Richmond Avenue, Suite 400, Houston, Texas 77042
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:

                                 (713) 974-3131



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                                                                       FORM 8-K



Item 2.  Acquisition or Disposition of Assets.

         On May 7, 1997, Noble Drilling Corporation (unless otherwise required by the context, together with its consolidated subsidiaries, the "Company") completed, together with certain of its subsidiaries and a limited partnership in which it is the sole general partner, the previously announced agreement to sell 12 mat supported jackup rigs and the hull of one former mat supported jackup rig (Linn Richardson) which has had all drilling machinery and equipment removed. The sales price was approximately $268.8 million in cash. The sale was completed pursuant to the terms of an Asset Purchase Agreement dated February 19, 1997, as amended by the First Amendment to the Asset Purchase Agreement dated as of May 7, 1997 (the "Agreement"), by and among the Company, Noble Drilling (U.S.) Inc., Noble Offshore Corporation, Noble Drilling (Mexico) Inc., NN-1 Limited Partnership and Mexico Drilling Partners Inc., and Pride Petroleum Services, Inc., Pride Offshore, Inc. and Forasol S.A. (collectively, "Pride").

         The assets sold consist principally of (i) 12 mat supported jackup rigs and the hull from the Linn Richardson, (ii) certain inventory related to the maintenance and operation of the rigs and (iii) drilling contracts for the employment of the rigs in existence on the closing date. The sale to Pride of six of the rigs and the hull was accomplished by means of the sale to Pride of all of the outstanding ownership interest in the limited liability company that owned such rigs and hull. The assets sold were transferred at the closing to Pride pursuant to the Agreement.

Item 7.  Financial Statements and Exhibits.

         (b)      Pro Forma Financial Information.

                  The pro forma financial information required by this item of Form 8-K is filed as part of this report.

         (c)      Exhibits.


                   Exhibit 2.1 -  Asset Purchase Agreement dated as of
                                  February 19, 1997 by and between Noble
                                  Drilling Corporation, Noble Drilling (U.S.)
                                  Inc., Noble Offshore Corporation, Noble
                                  Drilling (Mexico) Inc. and NN-1 Limited
                                  Partnership, and Pride Petroleum Services,
                                  Inc. (filed as Exhibit 2.10 to the Company's
                                  Annual Report on Form 10-K for the year ended December 31, 1996 and incorporated herein by reference).

                   Exhibit 2.2 -  Agreement dated April 10, 1997 by and between
                                  Noble Drilling Corporation , Noble Drilling
                                  (U.S.) Inc., Noble Offshore Corporation,
                                  Noble Drilling (Mexico) Inc. and NN-1
                                  Limited Partnership, and Pride Petroleum
                                  Services, Inc.

                   Exhibit 2.3 First Amendment to Asset Purchase Agreement dated as of May 7, 1997 by and between Noble Drilling Corporation, Noble Drilling (U.S.) Inc., Noble Offshore Corporation, Noble Drilling (Mexico) Inc., NN-1 Limited Partnership and Mexico Drilling Partners Inc., and Pride Petroleum Services, Inc., Pride Offshore, Inc. and Forasol S.A.


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                                                                       FORM 8-K


                                   SIGNATURES


         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    May 21, 1997                    NOBLE DRILLING CORPORATION


                                         By: /s/ Byron L. Welliver
                                            -----------------------------------
                                            Byron L. Welliver,
                                            Senior Vice President-Finance,
                                            Treasurer and Controller

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                   NOBLE DRILLING CORPORATION AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


         The following sets forth the unaudited pro forma condensed consolidated balance sheet of the Company as of March 31, 1997 and the unaudited pro forma condensed consolidated statements of operations for the Company for the three months ended March 31, 1997 and for the year ended December 31, 1996, after giving effect to the sale of the Company's 12 mat supported jackup rigs and the hull of one former mat supported jackup rig, the Linn Richardson, on May 7, 1997 for approximately $268.8 million in cash. The unaudited pro forma condensed consolidated statements of operations assume that the sale occurred as of January 1, 1996, and the unaudited pro forma condensed consolidated balance sheet assumes that the sale occurred on March 31, 1997.

         The following unaudited pro forma condensed consolidated financial statements should be read in conjunction with the unaudited condensed consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1997 and the audited consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 1996. The pro forma information may not be indicative of what the financial condition or results of operations of the Company would have been, had the sale been completed on the dates assumed, nor is such information necessarily indicative of the financial condition or results of operations of the Company that may exist in the future.



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
                                                                       FORM 8-K


                   NOBLE DRILLING CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 March 31, 1997
                                 (In thousands)

                                                                                                     Pro Forma
                                                                                                    Adjustments
                                                                                  Company           for Sale of
                                                                                 Historical           Mat Rigs          Pro Forma
                                                                               ---------------    ----------------   -------------
  ASSETS
  CURRENT ASSETS
    Cash and cash equivalents...............................................   $      96,995      $     268,818  A   $     365,813
    Investment in marketable equity securities..............................           2,533                  -              2,533
    Investment in marketable debt securities................................          17,370                  -             17,370
    Accounts receivable (net of allowance of $583) .........................         121,774                  -            121,774
    Costs of uncompleted contracts in excess of billings....................          13,599                  -             13,599
    Inventories.............................................................           4,812                  -              4,812
    Assets held for sale....................................................          62,396            (62,396) B               -
    Deferred income taxes...................................................          39,248            (32,989) C           6,259
    Prepaid expenses........................................................          24,029                  -             24,029
    Other current assets....................................................          30,847                  -             30,847
                                                                               ---------------    ----------------   -------------
  Total current assets......................................................         413,603            173,433            587,036
                                                                               ---------------    ----------------   -------------

  PROPERTY AND EQUIPMENT
    Drilling equipment and facilities.......................................       1,102,052                  -          1,102,052
    Other...................................................................          26,265                  -             26,265
                                                                               ---------------    ----------------   -------------
                                                                                   1,128,317                  -          1,128,317
    Accumulated depreciation................................................        (200,706)                 -           (200,706)
                                                                               ---------------    ----------------  --------------
                                                                                     927,611                  -            927,611
                                                                               ---------------    ----------------   -------------
  INVESTMENT IN AND NOTES RECEIVABLE FROM AFFILIATES........................          13,528                  -             13,528
  OTHER ASSETS..............................................................          10,440                  -             10,440
                                                                               ===============    ================   =============
                                                                               $   1,365,182      $     173,433      $   1,538,615
                                                                               ===============    ================   =============

  LIABILITIES AND SHAREHOLDERS' EQUITY
  CURRENT LIABILITIES
    Current installments of long-term debt..................................   $         161      $           -      $         161
    Accounts payable........................................................          71,896                  -             71,896
    Other current liabilities...............................................          77,458             49,360  C         130,335
                                                                                                          3,517  D
                                                                               ---------------    ----------------   -------------
  Total current liabilities.................................................         149,515             52,877            202,392
  LONG-TERM DEBT............................................................         209,445                  -            209,445
  DEFERRED INCOME TAXES.....................................................          56,163            (11,332) C          44,831
  OTHER LIABILITIES.........................................................           1,274                  -              1,274
                                                                               ---------------    ----------------    ------------
                                                                                     416,397             41,545            457,942
                                                                               ---------------    ----------------   -------------
  SHAREHOLDERS' EQUITY
    Common stock, $0.10 par value...........................................          13,248                  -             13,248
    Capital in excess of par value..........................................         918,113                  -            918,113
    Retained earnings.......................................................          20,739            131,888  E         152,627
    Other...................................................................          (3,315)                 -             (3,315)
                                                                               ---------------    ---------------    -------------
                                                                                     948,785            131,888          1,080,673
                                                                               ---------------    ----------------   -------------
  COMMITMENTS AND CONTINGENCIES.............................................               -                  -                  -
                                                                               ===============    ================   =============
                                                                               $   1,365,182      $     173,433      $   1,538,615
                                                                               ===============    ================   =============

    See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

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                                                                       FORM 8-K

                   NOBLE DRILLING CORPORATION AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        Three Months Ended March 31, 1997
                    (In thousands, except per share amounts)


                                                                                               Pro Forma
                                                                                              Adjustments
                                                                              Company         for Sale of
                                                                            Historical          Mat Rigs            Pro Forma
                                                                          ----------------   ----------------     ---------------
  OPERATING REVENUES
    Contract drilling services.........................................   $     113,379      $     (23,933) F     $     89,446
    Labor contract drilling services...................................           9,352                  -               9,352
    Turnkey drilling services..........................................          43,028                  -              43,028
    Engineering and consulting services................................             863                  -                 863
    Other revenue......................................................           2,093                  -               2,093
                                                                          ----------------   ----------------     ---------------
                                                                                168,715            (23,933)            144,782
                                                                          ----------------   ----------------     ---------------
  OPERATING COSTS AND EXPENSES
    Contract drilling services.........................................          54,330            (11,247) F           43,083
    Labor contract drilling services...................................           6,557                  -               6,557
    Turnkey drilling services..........................................          36,713                  -              36,713
    Engineering and consulting services................................             561                  -                 561
    Other expense......................................................           1,201                  -               1,201
    Depreciation and amortization......................................          17,576               (169) F           17,407
    Selling, general and administrative................................          16,312             (1,991) F           14,321
    Minority interest..................................................             403               (400) F                3
                                                                          ----------------   ----------------     ---------------
                                                                                133,653            (13,807)            119,846
                                                                          ----------------   ----------------     ---------------
  OPERATING INCOME.....................................................          35,062            (10,126)             24,936

  OTHER INCOME (EXPENSE)
    Interest expense...................................................          (5,457)                 -              (5,457)
    Interest income....................................................           1,887                  -               1,887
    Other, net.........................................................             858                  -                 858
                                                                          ----------------   ----------------     ---------------

  INCOME BEFORE INCOME TAXES...........................................          32,350            (10,126)             22,224

  INCOME TAX PROVISION.................................................          (8,702)             3,684  F           (5,018)
                                                                          ----------------   ----------------     ---------------

  NET INCOME...........................................................   $      23,648      $      (6,442)       $     17,206
                                                                          ================   ================     ===============

  NET INCOME PER SHARE.................................................   $       0.17       $      (0.05)        $       0.12
                                                                          ================   ================     ===============

  WEIGHTED AVERAGE COMMON SHARES OUTSTANDING...........................         134,415            134,415              134,415

          See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

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                                                                       FORM 8-K

                   NOBLE DRILLING CORPORATION AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          Year Ended December 31, 1996
                    (In thousands, except per share amounts)


                                                                                               Pro Forma
                                                                                              Adjustments
                                                                              Company         for Sale of
                                                                            Historical          Mat Rigs             Pro Forma
                                                                          ----------------   ----------------     ---------------
  OPERATING REVENUES
    Contract drilling services.........................................   $     350,008      $     (68,747) F     $    281,261
    Labor contract drilling services...................................          33,425                  -              33,425
    Turnkey drilling services..........................................         114,948                  -             114,948
    Engineering and consulting services................................           4,954                  -               4,954
    Other revenue......................................................          10,918                  -              10,918
                                                                          ----------------   ----------------     ---------------
                                                                                514,253            (68,747)            445,506
                                                                          ----------------   ----------------     ---------------
  OPERATING COSTS AND EXPENSES
    Contract drilling services.........................................         216,597            (38,898) F          177,699
    Labor contract drilling services...................................          25,310                  -              25,310
    Turnkey drilling services..........................................          80,777                  -              80,777
    Engineering and consulting services................................           3,387                  -               3,387
    Other expense......................................................           5,511                  -               5,511
    Depreciation and amortization......................................          52,159             (7,960) F           44,199
    Selling, general and administrative................................          54,504             (6,863) F           47,641
    Gains on sales of property and equipment, net
       of impairments..................................................         (36,115)           (10,200) F          (46,315)
    Minority interest..................................................            (428)               441  F            F  13
                                                                          ----------------     ---------------   ----------------
                                                                                401,702            (63,480)            338,222
                                                                          ----------------    ----------------     ---------------
  OPERATING INCOME.....................................................         112,551             (5,267)            107,284

  OTHER INCOME (EXPENSE)
    Interest expense...................................................         (18,758)                 -             (18,758)
    Interest income....................................................           6,409                  -               6,409
    Other, net.........................................................           1,757                  -               1,757
                                                                          ----------------   ----------------     ---------------
  INCOME BEFORE INCOME TAXES...........................................         101,959             (5,267)             96,692

  INCOME TAX PROVISION.................................................         (22,662)             1,843  F          (20,819)
                                                                          ----------------   ----------------     ---------------

  NET INCOME...........................................................   $      79,297      $      (3,424)       $     75,873
                                                                          ================   ================     ===============

  NET INCOME PER SHARE.................................................   $        0.72      $       (0.03)       $       0.69
                                                                          ================   ================     ===============

  WEIGHTED AVERAGE COMMON SHARES OUTSTANDING...........................         110,252            110,252              110,252


          See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

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                                                                       FORM 8-K

                   NOBLE DRILLING CORPORATION AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


GENERAL

         The following notes set forth the assumptions used in preparing the unaudited pro forma condensed consolidated financial statements. The pro forma adjustments are based on estimates made by the Company's management using information currently available. The sale of the mat rigs would have resulted in a gain assuming that the sale occurred as of January 1, 1996. This nonrecurring gain has not been included in the unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 1997 or for the year ended December 31, 1996. However, the estimated gain, net of the related income taxes, is reflected in the unaudited pro forma condensed consolidated balance sheet assuming the sale occurred on March 31, 1997. The mat rig historical operating results included allocated interest expense of $2,914,000 and $299,000 for the year ended December 31, 1996 and for the three months ended March 31,1997, respectively. Such interest expense has not been included in the pro forma adjustments as the Company's debt structure would not change as a result of the sale. The Company's historical operating results included extraordinary charges, net of tax, of $660,000 and $1,704,000 for the year ended December 31, 1996 and for the three months ended March 31, 1997, respectively, and preferred stock dividends of $6,040,000 for the year ended December 31, 1996. Such amounts are not reflected in the unaudited pro forma condensed consolidated statements of operations.

PRO FORMA ADJUSTMENTS

          The adjustments to the accompanying unaudited pro forma condensed consolidated balance sheet are described below:

         (A) To reflect the receipt of $268.8 million in cash as consideration for the sale of the mat rigs.

         (B) To reflect the retirement of the mat rig asset book values.

         (C) To reflect the estimated current and deferred tax liabilities relating to the estimated gain on the sale of the mat rigs.

         (D) To reflect the accrual of estimated disposal costs associated with the transaction.

         (E) To reflect the estimated gain, net of tax, relating to the sale of the mat rigs.

         The adjustments to the accompanying unaudited pro forma condensed consolidated statements of operations are described below:

         (F) To reflect the exclusion of the mat rig historical operating results.


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                                                                       FORM 8-K



                                INDEX TO EXHIBITS



 Exhibit Number                                 Exhibit
 ---------------              --------------------------------------------------
     2.1 -                    Asset Purchase Agreement dated as of February 19,
                              199 by and between Noble Drilling Corporation,
                              Noble Drilling (U.S.) Inc., Noble Offshore
                              Corporation, Noble Drilling (Mexico) Inc. and
                              NN-1 Limited Partnership, and Pride Petroleum
                              Services, Inc. (filed as Exhibit 2.10 to the
                              Company's Annual Report on Form 10-K for the year ended December 31, 1996 and incorporated herein by reference).

     2.2 - Agreement dated April 10, 1997 by and between Noble Drilling Corporation , Noble Drilling (U.S.) Inc., Noble Offshore Corporation, Noble Drilling (Mexico) Inc. and NN-1 Limited Partnership, and Pride Petroleum Services, Inc.

     2.3 - First Amendment to Asset Purchase Agreement dated as of May 7, 1997 by and between Noble Drilling Corporation, Noble Drilling (U.S.) Inc., Noble Offshore Corporation, Noble Drilling (Mexico) Inc., NN-1 Limited Partnership and Mexico Drilling Partners Inc., and Pride Petroleum Services, Inc., Pride Offshore, Inc. and Forasol S.A.